UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2016

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024,

Chicago, Illinois 60654

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure

Certain supplemental and non-GAAP pro forma financial information of Allscripts Healthcare Solutions, Inc. reflecting the acquisition of Netsmart, Inc. is attached hereto as Exhibit 99.1 to this current report on Form 8-K. This supplemental and non-GAAP pro forma financial information is based in part on the unaudited pro forma condensed combined financial information for the year ended December 31, 2015 and the interim three month period ended March 31, 2016, as required by Items 9.01(a) and 9.01(b) of Form 8-K, which is included in Allscripts Form 8-K/A filed on July 5, 2016. The preparation of the unaudited pro forma condensed combined financial information includes a number of assumptions underlying the pro forma adjustments, which are described in the notes accompanying the unaudited pro forma condensed combined financial information included in Allscripts Form 8-K/A filed on July 5, 2016. Therefore, the supplemental and non-GAAP pro forma financial information attached hereto as Exhibit 99.1 to this current report on Form 8-K should be read in conjunction with Allscripts Form 8-K/A filed on July 5, 2016.

The information furnished pursuant to this Item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Supplemental and non-GAAP pro forma financial information of Allscripts Healthcare Solutions, Inc. reflecting the acquisition of Netsmart, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
Date: July 6, 2016
	By:	/s/ Melinda Whittington
Melinda Whittington Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplemental and non-GAAP pro forma financial information of Allscripts Healthcare Solutions, Inc. reflecting the acquisition of Netsmart, Inc.

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